Government Grant	6 Months Ended
Jun. 30, 2025
Government Grant [Abstract]
GOVERNMENT GRANT

17. GOVERNMENT GRANT

In May 2019, Telesat entered into an agreement for a non-refundable government contribution of a value up to $85 million for a period until December 31, 2025 relating to the Telesat Lightspeed constellation.

For the six months ended June 30, 2025, the Company recorded $1.3 million relating to the agreement (six months ended June 30, 2024 — $7.3 million).

Of the amount recorded in the six months ended June 30, 2025, no amount was recorded as a reduction to satellites, property and other equipment and $1.3 million was recorded as a reduction to operating expenses (six months ended June 30, 2024 — $2.1 million was recorded as a reduction to satellites, property and other equipment and $5.2 million was recorded as a reduction to operating expenses).